Exhibit 99.2

Ramco Gershenson Properties Trust Quarterly Financial and Operating Supplement For the Fourth Quarter Ended December 31, 2012 31500 Northwestern Highway Suite 300 Farmington Hills, Michigan 48334 www.rgpt.com

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
December 31, 2012

TABLE OF CONTENTS

		Page
Overview
	Company Information	3
	Disclosures	4
Financial Results and Debt Information
	Consolidated Balance Sheets	5
	Consolidated Balance Sheets Detail	6
	Consolidated Market Data	7
	Summary of Debt Expiration	8
	Summary of Outstanding Debt - Consolidated Properties	9
	Summary of Joint Venture Debt	10
	Consolidated Statements of Operations	11
	Consolidated Statements of Operations Detail	12
	Funds from Operations	13
	EBITDA	14
Operating and Portfolio Information
	Consolidated Same-Properties Analysis	15
	Summary of Expiring GLA - Consolidated and Unconsolidated Properties	16
	Top Twenty-Five Retail Tenants (ranked by annualized base rent)	17
	Leasing Activity - Consolidated and Unconsolidated Portfolios	18
	Portfolio Summary Report	19 - 21
	Redevelopment and Development Projects	22
	Acquisitions / Dispositions	23
Joint Venture Information
	Joint Venture Combined Balance Sheets	24
	Joint Venture Contribution to Funds from Operations	25-26
	Joint Venture Summary of Expiring GLA	27
	Joint Venture Leasing Activity	28

Ramco-Gershenson Properties Trust
Company Overview
December 31, 2012

States with Properties: Geographic Diversification by Annualized Base Rent:[1] [1] Total portfolio including joint ventures at 100% share.
Ramco-Gershenson Properties Trust (NYSE: RPT) is a fully integrated, self-administered publicly-traded real estate investment trust (REIT) based in Farmington Hills, Michigan.  Our primary business is the ownership and management of multi-anchor shopping centers in strategic, quality of life markets throughout  the Eastern, Midwestern and Central United States.

At December 31, 2012, the Company owned interests in and managed a portfolio of 78 shopping centers and one office building with approximately 15.0 million square feet of gross leasable area.  The properties are located in Michigan, Florida, Ohio, Georgia, Missouri, Colorado, Wisconsin, Illinois, Indiana, New Jersey, Virginia, Maryland and Tennessee.  At December 31, 2012, the Company's core operating portfolio was 94.6% leased.

Of the 78 shopping centers, the Company owns interests in 26 shopping centers through joint ventures, including two significant institutional joint ventures: Ramco/Lion Venture L.P. and Ramco 450 Venture LLC.

Analyst Coverage:

Bank of America/Merrill Lynch                                            KeyBanc Capital Markets
Craig Schmidt                                                                              Todd M. Thomas, CFA
646.855.3640                                                                                 917.368.2286
craig.schmidt@baml.com                                                           tthomas@keybanc.com

Deutsche Bank                                                                           Raymond James
Vincent Chao, CFA                                                                     R. J. Milligan
212.250.6799                                                                                 737.567.2660
vincent.chao@db.com                                                               Richard.Milligan@RaymondJames.com

Evercore Partners                                                                     Stifel Nicolaus
Benjamin Yang, CFA                                                                  Nathan Isbee
415.229.8070                                                                                 443.224.1346
ben.yang@evercore.com                                                           nisbee@stifel.com

J.P. Morgan
Michael W. Mueller, CFA
212.622.6689
michael.w.mueller@jpmorgan.com

Investor Relations:
Dawn L. Hendershot, Director of IR and Corporate Communications
31500 Northwestern Highway : Farmington Hills, MI 48334
Phone (248) 592-6202 : E-mail dhendershot@rgpt.com : Website www.rgpt.com

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
December 31, 2012

Disclosures

Forward-Looking Statements

Certain information contained in this Quarterly Financial and Operating Supplemental Information Package may contain forward-looking statements that represent the company and management's hopes, intentions, beliefs, expectations or projections of the future.  Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements are based on reasonable assumptions.  It is important to note that certain factors could occur that might cause actual results to vary from current expectations and include, but are not limited to, (i) the ongoing slow recovery of the U.S. economy; (ii) the existing global credit and financial crisis; (iii) other changes in general economic and real estate conditions; (iv) changes in the interest rate and/or other changes in interest rate environment; (v) the availability of financing; (vi) adverse changes in the retail industry; and (vii) our ability to qualify as a REIT.  Additional information concerning factors that could cause actual results to differ from those forward-looking statements is contained in the company's SEC filings, including but not limited to the company's report on Form 10-K for the year ended December 31, 2012. Copies of each filing may be obtained from the company or the Securities & Exchange Commission.

Funds From Operations

We consider funds from operations, also known as "FFO", an appropriate supplemental measure of the financial performance of an equity REIT.  Under the NAREIT definition, FFO represents net income available to common shareholders, excluding extraordinary items, as defined under accounting principles generally accepted in the United States of America ("GAAP"),  gains (losses) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures.  In addition, in October 2011, NAREIT clarified its definition of FFO to exclude impairment provisions on depreciable property and equity investments in depreciable property.  We have restated FFO for prior periods accordingly.  FFO should not be considered an alternative to GAAP net income available to common shareholders or as alternatives to cash flow as measures of liquidity.  While we consider FFO as a useful measure for reviewing our comparative operating and financial performance between periods or to compare our performance to different REITs, our computation of FFO may differ from the computations utilized by other real estate companies, and therefore, may not be comparable to these other real estate companies.

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets
December 31, 2012
(in thousands, except per share amounts)

	December 31,	December 31,
	2012	2011
ASSETS
Income producing properties, at cost:
Land	$166,500	$133,145
Buildings and improvements	952,671	863,763
Less accumulated depreciation and amortization	(237,462)	(222,722)
Income producing properties, net	881,709	774,186
Construction in progress and land held for development or sale	98,541	87,549
Net real estate	$980,250	$861,735
Equity investments in unconsolidated joint ventures	95,987	97,020
Cash and cash equivalents	4,233	12,155
Restricted cash	3,892	6,063
Accounts & notes receivable, net	7,976	12,614
Other assets, net	72,953	59,236
TOTAL ASSETS	$1,165,291	$1,048,823

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable:
Mortgages payable	$293,156	$325,887
Unsecured revolving credit facility	40,000	29,500
Unsecured term loan facilities	180,000	135,000
Junior subordinated notes	28,125	28,125
Total mortgages and notes payable	$541,281	$518,512
Capital lease obligation	6,023	6,341
Accounts payable and accrued expenses	21,589	18,662
Other liabilities & distributions payable	36,566	24,134
TOTAL LIABILITIES	$605,459	$567,649

Ramco-Gershenson Properties Trust ("RPT") Shareholders' Equity:
7.25% Series D Cumulative Convertible Perpetual Preferred Shares, $50 par	$100,000	$100,000
Common shares of beneficial interest, $0.01 par	485	387
Additional paid-in capital	683,609	570,225
Accumulated distributions in excess of net income	(249,070)	(218,888)
Accumulated other comprehensive loss	(5,241)	(2,649)
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	529,783	449,075
Noncontrolling interest	30,049	32,099
TOTAL SHAREHOLDERS' EQUITY	559,832	481,174
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,165,291	$1,048,823

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets Detail
December 31, 2012
(in thousands)

	December 31,	December 31,
	2012	2011

Investment in real estate
Construction in progress	$16,995	$8,881
Land held for development or sale	81,546	78,668
Construction in progress and land held for development or sale	$98,541	$87,549

Other assets, net
Deferred leasing costs, net	$18,067	$14,895
Deferred financing costs, net	6,073	5,565
Lease intangible assets, net	25,611	13,702
Straight-line rent receivable, net	14,799	16,030
Prepaid and other deferred expenses, net	4,636	4,613
Other, net	3,767	4,431
Other assets, net	$72,953	$59,236

Other liabilities & distributions payable
Lease intangible liabilities, net	$16,297	$7,722
Cash flow hedge mark-to-market liability	5,574	2,828
Deferred liabilities	1,970	2,644
Tenant security deposits	1,948	1,866
Other, net	398	468
Distributions payable	10,379	8,606
Other liabilities & distributions payable	$36,566	$24,134

Ramco-Gershenson Properties Trust
Consolidated Market Data
December 31, 2012
(in thousands, except per share amounts)

	December 31,	December 31,
	2012	2011
Market price per common share	$13.31	$9.83

Market price per convertible perpetual preferred share	$53.96	$42.63

Common shares outstanding	48,489	38,735
Operating Partnership Units	2,343	2,619
Dilutive securities	384	146
Total common shares and equivalents	51,216	41,500

Equity market capitalization	$681,685	$407,945

Fixed rate debt (excluding unamortized premium)	$446,264	$488,965
Variable rate debt	95,000	29,500
Total fixed and variable rate debt	$541,264	$518,465
Capital lease obligation	6,023	6,341
Cash and cash equivalents	(4,233)	(12,155)
Net debt	$543,054	$512,651

Equity market capitalization	$681,685	$407,945

Convertible perpetual preferred shares (at market)	107,920	85,260
Total market capitalization	$1,332,659	$1,005,856

Net debt to total market capitalization	40.7%	51.0%
Net debt plus preferred (at liquidation preference) to total market capitalization	48.3%	60.9%

Ramco-Gershenson Properties Trust
Summary of Debt Expiration
December 31, 2012
(in thousands)

		Consolidated			Pro Rata Share of JVs
Year		Scheduled Amortization Payments	Scheduled Maturities		JV Scheduled Amortization Payments	Joint Venture Scheduled Maturities	Pro Rata Total Scheduled Maturities	Percentage of Debt Maturing	Cumulative Percentage of Debt Maturing

2013		4,326	13,033		1,157	52,400	70,916	11.2%	11.2%
2014		3,756	29,676		433	1,505	35,370	5.6%	16.8%
2015		3,523	73,190		398	13,830	90,941	14.4%	31.2%
2016		1,649	40,000	(1)	197	6,147	47,993	7.6%	38.8%
2017		1,571	230,000		112	3,179	234,862	37.2%	76.0%
2018		1,316	82,047		119	-	83,482	13.2%	89.2%
2019		962	3,148		125	-	4,235	0.7%	89.9%
2020		225	24,717		151	4,853	29,946	4.8%	94.7%
2021		-	-		109	-	109	0.0%	94.7%
2022		-	-		113	-	113	0.0%	94.7%
2023		-	-		-	5,412	5,412	0.9%	95.6%
2024	+	-	28,125		-	-	28,125	4.4%	100.0%
Debt		$17,328	$523,936		$2,914	$87,326	$631,504

Unamortized premium			17			21	38
Total debt (including unamortized premium)		$17,328	$523,953		$2,914	$87,347	$631,542

(1) Scheduled maturities in 2016 include $40 million which represents the balance of the Unsecured Revolving Credit Facility drawn as of December 31, 2012.

Ramco-Gershenson Properties Trust
Summary of Outstanding Debt - Consolidated Properties
December 31, 2012
(in thousands)

			Balance	Stated			% of
			at	Interest	Loan	Maturity	Total
Property Name	Location	Lender or Servicer	12/31/12	Rate	Type	Date	Indebtedness

Mortgage Debt
East Town Plaza	Madison, WI	Citigroup Global Markets	$10,246	5.5%	Fixed	Jul-13	1.9%
Centre at Woodstock	Woodstock, GA	Wachovia	3,133	6.9%	Fixed	Jul-13	0.6%
The Auburn Mile	Auburn Hills, MI	Citigroup Global Markets	6,825	5.4%	Fixed	May-14	1.3%
Crossroads Centre	Rossford, OH	Citigroup Global Markets	23,771	5.4%	Fixed	May-14	4.4%
Ramco Aquia Office LLC	Stafford, VA	JPMorgan Chase Bank, N.A.	14,245	5.8%	Fixed	Jun-15	2.6%
Jackson West	Jackson, MI	Key Bank	16,684	5.2%	Fixed	Nov-15	3.1%
West Oaks I	Novi, MI	Key Bank	26,512	5.2%	Fixed	Nov-15	4.9%
New Towne Plaza	Canton Twp., MI	Deutsche Bank	19,242	5.1%	Fixed	Dec-15	3.6%
Hoover Eleven	Warren, MI	Canada Life/GMAC	3,149	7.6%	Fixed	Feb-16	0.6%
River City Marketplace	Jacksonville, FL	JPMorgan Chase Bank, N.A.	110,000	5.4%	Fixed	Apr-17	20.3%
Jackson Crossing	Jackson, MI	Wells Fargo Bank, N.A.	24,153	5.8%	Fixed	Apr-18	4.5%
Hoover Eleven	Warren, MI	Canada Life/GMAC	1,480	7.2%	Fixed	May-18	0.3%
Crossroads Centre Home Depot	Rossford, OH	Farm Bureau	3,766	7.4%	Fixed	Dec-19	0.7%
West Oaks II and Spring Meadows Place	Novi, MI / Holland, OH	JPMorgan Chase Bank, N.A.	29,933	6.5%	Fixed	Apr-20	5.3%
Subtotal Mortgage Debt			$293,139	5.6%			54.1%

Unamortized premium			17	0.0%			0.0%
Total mortgage debt (including unamortized premium)			$293,156	5.6%			54.1%

Corporate Debt
Unsecured Revolving Credit Facility		Key Bank, as agent	$40,000	1.9%	Variable	Jul-16	7.4%
Unsecured Term Loan		Key Bank, as agent	45,000	1.9%	Variable	Jul-17	8.3%
Unsecured Term Loan (1)		Key Bank, as agent	75,000	3.1%	Fixed	Jul-17	13.9%
Unsecured Term Loan (2)		Key Bank, as agent	60,000	4.4%	Fixed	Sep-18	11.1%
Junior Subordinated Note (3)		The Bank of New York Trust Co.	28,125	7.9%	Fixed	Jan-38	5.2%
Subtotal Corporate Debt			$248,125	3.6%			45.9%

Total Consolidated Debt			$541,281	4.7%			100.0%

Capital Lease Obligation (4)	Gaines Twp., MI	Crown Development Corp	$6,023	5.8%	Ground Lease	Oct-14	N/A

(1) Effectively converted to fixed rate through swap agreement that expires in April 2016.
(2) Effectively converted to fixed rate through swap agreements that expire in September 2018.
(3) Fixed rate until January 2013, and then at LIBOR plus 3.30%.
(4) 99 year Ground Lease expires Sept 2103. Purchase option date is Oct 2014.

Ramco-Gershenson Properties Trust
Summary of Joint Venture Debt
December 31, 2012
(in thousands)

			Ramco				Stated	Ramco
			Ownership	Mortgage	Maturity	Loan	Interest	Share of
Property Name	Location	Lender or Servicer	Interest	Balance	Date	Type	Rate	Debt

Olentangy Plaza	Columbus, OH	Principal Global Investors	20%	$21,600	Feb-13	Fixed	5.9%	4,320
Market Plaza	Glen Ellyn, IL	Principal Global Investors	20%	24,505	Feb-13	Fixed	5.9%	4,901
Mission Bay Plaza	Boca Raton, FL	Wells Fargo Bank, NA	30%	42,320	Jul-13	Fixed	6.6%	12,696
Winchester Center	Rochester Hills, MI	Wachovia	30%	25,650	Jul-13	Fixed	8.1%	7,695
Hunter's Square	Farmington Hills, MI	Wachovia	30%	33,367	Aug-13	Fixed	8.2%	10,010
The Plaza at Delray	Delray Beach, FL	CIGNA	20%	45,948	Sep-13	Fixed	6.0%	9,190
Chester Springs Shopping Center	Chester, NJ	Citigroup	20%	21,331	Oct-13	Fixed	5.5%	4,266
Paulding Pavilion	Hiram, GA	Fifth Third Bank	20%	7,875	Jan-14	Variable	3.7%	1,575
Village Plaza	Lakeland, FL	Citigroup	30%	8,998	Sep-15	Fixed	5.0%	2,699
Millennium Park	Livonia, MI	Citigroup	30%	31,006	Oct-15	Fixed	5.0%	9,302
Rolling Meadows Shopping Center	Rolling Meadows, IL	Wells Fargo Bank, NA	20%	11,911	Dec-15	Fixed	5.3%	2,382
Troy Marketplace	Troy, MI	Deutsche Banc	30%	21,517	Jun-16	Fixed	5.9%	6,455
Crofton Centre	Crofton, MD	Citigroup	20%	16,818	Jan-17	Fixed	5.8%	3,364
Treasure Coast Commons	Jensen Beach, FL	GE Group Life Assurance	30%	8,122	Jun-20	Fixed	5.5%	2,437
Vista Plaza	Jensen Beach, FL	First Colony Life Insurance	30%	10,728	Jun-20	Fixed	5.5%	3,218
The Shops on Lane Avenue	Upper Arlington, OH	New York Life	20%	28,650	Jan-23	Fixed	3.8%	5,730
Subtotal Mortgage Debt				$360,346				$90,240

Unamortized premium				(44)				21
Total mortgage debt (including unamortized premium)				$360,302				$90,261

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations
For the Three and Twelve Months Ended December 31, 2012 and 2011
(in thousands, except per share data)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Increase			Increase
	2012	2011	(Decrease)	2012	2011	(Decrease)
REVENUE
Minimum rent	$24,014	$19,800	$4,214	$90,354	$79,440	$10,914
Percentage rent	223	30	193	601	244	357
Recovery income from tenants	8,394	8,254	140	31,664	29,673	1,991
Other property income	383	370	13	2,055	4,091	(2,036)
Management and other fee income	1,129	1,033	96	4,064	4,126	(62)
TOTAL REVENUE	34,143	29,487	4,656	128,738	117,574	11,164

EXPENSES
Real estate taxes	4,229	4,322	(93)	17,076	16,452	624
Recoverable operating expense	4,604	4,126	478	15,879	14,404	1,475
Other non-recoverable operating expense	882	1,272	(390)	2,838	3,540	(702)
Depreciation and amortization	10,489	9,089	1,400	39,479	34,594	4,885
General and administrative	4,699	4,381	318	19,445	19,646	(201)
TOTAL EXPENSES	24,903	23,190	1,713	94,717	88,636	6,081

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	9,240	6,297	2,943	34,021	28,938	5,083

OTHER INCOME AND EXPENSES
Other expense, net	(237)	(38)	(199)	(66)	(257)	191
Gain on sale of real estate	-	-	-	69	231	(162)
Earnings (loss) from unconsolidated joint ventures	1,164	(3,667)	4,831	3,248	1,669	1,579
Interest expense	(6,386)	(6,893)	507	(25,895)	(27,636)	1,741
Amortization of deferred financing fees	(341)	(379)	38	(1,449)	(1,861)	412
Provision for impairment	(1,766)	(16,917)	15,151	(1,766)	(16,917)	15,151
Provision for impairment on equity investments in unconsolidated joint ventures	(92)	(9,611)	9,519	(386)	(9,611)	9,225
Deferred gain recognized upon acquisition of real estate	-	-	-	845	-	845
Loss on extinguishment of debt	-	-	-	-	(1,968)	1,968
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX	1,582	(31,208)	32,790	8,621	(27,412)	36,033
Income tax benefit (provision)	16	189	(173)	34	(795)	829
INCOME (LOSS) FROM CONTINUING OPERATIONS	1,598	(31,019)	32,617	8,655	(28,207)	36,862

DISCONTINUED OPERATIONS
Gain on sale of real estate	-	1,020	(1,020)	336	9,406	(9,070)
Gain on extinguishment of debt	-	1,218	(1,218)	307	1,218	(911)
Provision for impairment	-	(10,883)	10,883	(2,536)	(10,883)	8,347
Income (loss) from discontinued operations	61	86	(25)	330	(34)	364
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	61	(8,559)	8,620	(1,563)	(293)	(1,270)

NET INCOME (LOSS)	1,659	(39,578)	41,237	7,092	(28,500)	35,592
Net (income) loss attributable to noncontrolling partner interest	-	(4)	4	465	-	465
Net (income) loss attributable to noncontrolling OP unit holder interest	(79)	2,485	(2,564)	(353)	1,742	(2,095)
NET INCOME (LOSS) ATTRIBUTABLE TO RPT	1,580	(37,097)	38,677	7,204	(26,758)	33,962
Preferred share dividends	(1,812)	(1,812)	-	(7,250)	(5,244)	(2,006)
NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(232)	$(38,909)	$38,677	$(46)	$(32,002)	$31,956

(LOSS) EARNINGS PER COMMON SHARE, BASIC
Continuing operations	$(0.01)	$(0.79)	$0.78	$0.03	$(0.83)	$0.86
Discontinued operations	-	(0.21)	0.21	(0.03)	(0.01)	(0.02)
	$(0.01)	$(1.00)	$0.99	$-	$(0.84)	$0.84
(LOSS) EARNINGS PER COMMON SHARE, DILUTED
Continuing operations	$(0.01)	$(0.79)	$0.78	$0.03	$(0.83)	$0.86
Discontinued operations	-	(0.21)	0.21	(0.03)	(0.01)	(0.02)
	$(0.01)	$(1.00)	$0.99	$-	$(0.84)	$0.84
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	47,873	38,735	9,138	44,101	38,466	5,635
Diluted	47,873	38,735	9,138	44,485	38,466	6,019

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations Detail
For the Three and Twelve Months Ended December 31, 2012 and 2011
(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Increase			Increase
	2012	2011	(Decrease)	2012	2011	(Decrease)
Other property income
Lease termination income	$12	$40	$(28)	$744	$2,540	$(1,796)
Temporary tenant income	184	150	34	626	537	89
Tax increment financing revenue	75	75	-	323	404	(81)
Other	112	105	7	362	610	(248)
Other property income	$383	$370	$13	$2,055	$4,091	$(2,036)

Management and other fee income
Management fees	$654	$695	$(41)	$2,659	$2,760	$(101)
Leasing fees	366	178	188	1,049	936	113
Acquisition / Disposition fees	16	-	16	16	66	(50)
Construction fees	93	160	(67)	340	364	(24)
Management and other fee income	$1,129	$1,033	$96	$4,064	$4,126	$(62)

Other income (expense), net
Real estate taxes and insurance on land held for development or sale	$(374)	$(215)	$(159)	$(1,148)	$(1,115)	$(33)
Interest income	107	177	(70)	278	370	(92)
Other (1) (2)	30	-	30	804	488	316
Other expense, net	$(237)	$(38)	$(199)	$(66)	$(257)	$191

Additional Supplemental Disclosures:

Consolidated(3):
Straight-line rental income	$(358)	$(667)	$309	$(982)	$(197)	$(785)
(Above)/below market rent amortization	161	(117)	278	366	(126)	492
Fair market value of interest adjustment - acquired property	(6)	(8)	2	(30)	(35)	5
Long-term incentive and share-based compensation expense	776	465	311	2,617	1,849	768

Pro-rata share from Unconsolidated Joint Ventures(3):
Straight-line rental income	$122	$241	$(119)	$301	$347	$(46)
(Above)/below market rent amortization	12	10	2	29	160	(131)
Fair market value of interest adjustment - acquired property	34	45	(11)	161	217	(56)

(1) Twelve months ended December 31, 2012 includes insurance proceeds in the amount of $0.8 million related to a tenant fire.
(2) Twelve months ended December 31, 2011 includes easement income in the amount of $0.5 million.
(3) Includes discontinued operations.

Ramco-Gershenson Properties Trust
Funds from Operations
For the Three and Twelve Months Ended December 31, 2012 and 2011
(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011

Net loss available to common shareholders	$(232)	$(38,909)	$(46)	$(32,002)
Adjustments:
Rental property depreciation and amortization expense	10,359	9,260	39,240	36,271
Pro-rata share of real estate depreciation from unconsolidated joint ventures	1,600	4,366	6,584	9,310
Gain on sale of depreciable real estate	-	(1,020)	(336)	(7,197)
Loss (gain) on sale of joint venture depreciable real estate (1)	-	-	75	(2,718)
Provision for impairment on income-producing properties (2)	379	16,332	2,355	16,332
Provision for impairment on equity investments in unconsolidated joint ventures	92	9,611	386	9,611
Provision for impairment on joint venture income-producing properties (1)	-	1,644	50	1,644
Deferred gain recognized upon acquisition of real estate	-	-	(845)	-
Noncontrolling interest in Operating Partnership	79	(2,486)	353	(1,742)
FUNDS FROM OPERATIONS	$12,277	$(1,202)	$47,816	$29,509

Provision for impairment for land available for sale	1,387	11,468	1,387	11,468
(Gain) loss on extinguishment of debt	-	(1,218)	-	750
Gain on extinguishment of joint venture debt, net of RPT expenses (1) (3)	(221)	-	(178)	-
FUNDS FROM OPERATIONS, EXCLUDING ITEMS ABOVE	$13,443	$9,048	$49,025	$41,727

Weighted average common shares	47,873	38,735	44,101	38,466
Shares issuable upon conversion of Operating Partnership Units	2,370	2,629	2,509	2,785
Dilutive effect of securities	391	132	384	145
WEIGHTED AVERAGE EQUIVALENT SHARES OUTSTANDING, DILUTED	50,634	41,496	46,994	41,396

FUNDS FROM OPERATIONS, PER DILUTED SHARE	$0.24	$(0.03)	$1.02	$0.71

FUNDS FROM OPERATIONS, EXCLUDING ITEMS ABOVE, PER DILUTED SHARE	$0.27	$0.22	$1.04	$1.01

Dividend per common share	$0.16825	$0.16325	$0.6580	$0.6530
Payout ratio - FFO, excluding items above	62.3%	74.2%	63.3%	64.7%

(1)	Amount included in earnings from unconsolidated joint ventures.
(2)
The twelve months ended December 31, 2012 amount includes $1.9 million which represents our proportionate share for one property that was previously held in a consolidated partnership. In June 2012, the partnership completed a deed-in-lieu transfer to the lender in exchange for full release under its mortgage loan obligation in the amount of $8.5 million.

(3)	The twelve months ended December 31, 2012 amount includes RPT's costs associated with the liquidation of two joint ventures concurrent with the extinguishment of their debt.

Ramco-Gershenson Properties Trust
Earnings Before Interest, Taxes, Depreciation and Amortization
For the Three and Twelve Months Ended December 31, 2012 and 2011
(in thousands)

	Three Months Ended December 31,				Twelve months ended December 31,
	2012		2011		2012	2011
EBITDA Calculation
Net income (loss)	$1,659		$(39,578)		$7,092	$(28,500)
Add back:
Loss (gain) on sale of depreciable real estate	-		(1,020)		(336)	(7,197)
(Gain) loss on extinguishment of debt	-		(1,218)		(307)	750
Gain on extinguishment of joint venture debt	(221)		-		(178)	-
Provision for impairment	1,766		27,800		4,302	27,800
Provision for impairment on joint venture income-producing properties	-		1,644		50	1,644
Depreciation and amortization	10,489		9,433		39,821	37,026
Loss (gain) on sale of joint venture depreciable real estate	-		-		75	(2,718)
Interest expense	6,386		7,117		26,139	29,104
Amortization of deferred financing fees	341		380		1,454	1,879
Provision for impairment on equity investments in unconsolidated joint ventures	92		9,611		386	9,611
Deferred gain recognized upon acquisition of real estate	-		-		(845)	-
Income tax provision (benefit)	(16)		(189)		(34)	795
Non-recurring depreciation expense for joint venture redevelopment projects	-		2,656		-	2,656
EBITDA	$20,496		$16,636		$77,619	$72,850

Net debt outstanding	$543,054		$512,651

Fixed Charges
Interest expense	$6,386		$7,117
Scheduled mortgage principal payments	1,132		1,243
Preferred dividends	1,812		1,812
Total fixed charges	$9,330		$10,172

Debt Ratios and Availability
Consolidated net debt to EBITDA - annualized	6.6	X	7.7	X

Interest coverage ratio (EBITDA / interest expense)	3.2	X	2.3	X

Fixed charge coverage ratio (EBITDA / Fixed Charges)	2.2	X	1.6	X

Line of credit commitment	$240,000		$175,000
Amount drawn	(40,000)		(29,500)
Letters of credit	(1,171)		(1,444)
Availability under line of credit	$198,829		$144,056

Ramco-Gershenson Properties Trust
Consolidated Same-Property Analysis
For the Three and Twelve Months Ended December 31, 2012 and 2011
(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2012	2011	% Change	2012	2011	% Change

Number of Properties	43	43	0.0%	42	42	0.0%

Occupancy	94.6%	93.0%	1.6%	94.7%	93.1%	1.6%

Revenue (1)
Minimum rent	$19,572	$18,984	3.1%	$73,835	$72,112	2.4%
Percentage rent	223	30	643.3%	601	239	151.5%
Recovery income from tenants	7,216	7,882	-8.4%	27,009	27,796	-2.8%
Other property income	245	210	16.7%	605	590	2.5%
	$27,256	$27,106	0.6%	$102,050	$100,737	1.3%

Expenses
Real estate taxes	$3,523	$4,077	-13.6%	$14,112	$14,954	-5.6%
Recoverable operating expense	3,774	3,775	0.0%	13,058	12,840	1.7%
Other non-recoverable operating expense	684	680	0.6%	2,088	2,495	-16.3%
	$7,981	$8,532	-6.5%	$29,258	$30,289	-3.4%

Net Operating Income	$19,275	$18,574	3.8%	$72,792	$70,448	3.3%

Operating Expense Recovery Ratio	98.9%	100.4%	-1.5%	99.4%	100.0%	-0.6%

(1) Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers held for redevelopment or available for sale.

Ramco-Gershenson Properties Trust
Summary of Expiring GLA - Consolidated and Unconsolidated Properties
December 31, 2012

	Anchor Tenants (1)					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	GLA	% of GLA	% of ABR(2)	ABR psf	Number of Leases	GLA	% of GLA	% of ABR(2)	ABR psf	Number of Leases	GLA	% of GLA	% of ABR(2)	ABR psf

(3)	1	24,000	0.3%	0.3%	$8.50	35	119,762	2.1%	1.9%	$12.83	36	143,762	1.0%	1.1%	$12.10
2013	10	386,454	4.1%	2.9%	6.17	209	607,319	10.7%	11.8%	15.86	219	993,773	6.6%	7.4%	12.10
2014	19	852,719	9.1%	6.8%	6.49	247	795,284	14.0%	15.2%	15.63	266	1,648,003	11.0%	11.0%	10.90
2015	30	1,122,754	12.0%	12.0%	8.64	249	770,821	13.6%	15.4%	16.33	279	1,893,575	12.6%	13.7%	11.77
2016	32	1,252,095	13.4%	13.6%	8.84	196	768,533	13.6%	16.2%	17.15	228	2,020,628	13.5%	14.9%	12.00
2017	31	1,114,420	12.0%	14.7%	10.69	150	574,425	10.1%	12.3%	17.46	181	1,688,845	11.3%	13.5%	12.99
2018	17	578,462	6.2%	7.2%	10.08	85	346,084	6.1%	7.2%	16.96	102	924,546	6.2%	7.2%	12.66
2019	13	630,358	6.8%	7.1%	9.12	31	142,630	2.5%	3.1%	17.78	44	772,988	5.2%	5.1%	10.72
2020	9	458,287	4.9%	4.1%	7.29	32	159,393	2.8%	3.5%	17.65	41	617,680	4.1%	3.8%	9.96
2021	17	646,118	6.9%	7.3%	9.19	28	168,347	3.0%	3.2%	15.49	45	814,465	5.4%	5.3%	10.49
2022	10	423,170	4.6%	5.2%	9.89	36	205,013	3.6%	4.3%	17.25	46	628,183	4.2%	4.7%	12.30
2023 +	27	1,574,042	16.9%	18.8%	9.71	39	254,299	4.6%	5.9%	18.63	66	1,828,341	12.1%	12.3%	10.95
Sub-Total	216	9,062,879	97.2%	100.0%	$8.95	1,337	4,911,910	86.7%	100.0%	$16.59	1,553	13,974,789	93.2%	100.0%	$11.64

Leased [4]	1	20,979	0.2%	N/A	N/A	16	69,910	1.2%	N/A	N/A	17	90,889	0.6%	N/A	N/A

Vacant	5	240,436	2.6%	N/A	N/A	262	686,415	12.1%	N/A	N/A	267	926,851	6.2%	N/A	N/A

Total	222	9,324,294	100.0%	100.0%	N/A	1,615	5,668,235	100.0%	100.0%	N/A	1,837	14,992,529	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Annualized base rent is based upon rents currently in place.
(3) Tenants currently under month to month lease or in the process of renewal.
(4) Lease has been executed, but space has not yet been delivered.

Ramco-Gershenson Properties Trust
Top Twenty-Five Retail Tenants (ranked by annualized base rent) (1)
Consolidated and Unconsolidated Properties
December 31, 2012

Tenant Name	Credit Rating S&P/Moody's (2)	Number of Leases	GLA	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent PSF	% of Annualized Base Rent

TJX Companies (3)	A/A3	25	779,048	5.2%	$7,433,711	$9.54	4.6%
Bed Bath & Beyond (4)	BBB+/NR	11	324,220	2.1%	3,681,382	11.35	2.3%
Home Depot	A-/A3	3	384,690	2.6%	3,110,250	8.09	1.9%
Dollar Tree	NR/NR	30	316,392	2.1%	2,912,935	9.21	1.8%
Publix Super Market	NR/NR	8	372,141	2.5%	2,790,512	7.50	1.7%
LA Fitness Sports Club	NR/NR	4	139,343	0.9%	2,753,755	19.76	1.7%
Best Buy	BB/Baa2	6	206,677	1.4%	2,721,008	13.17	1.7%
Michaels Stores	B/B2	11	240,993	1.6%	2,603,874	10.80	1.6%
PetSmart	BB+/NR	8	174,661	1.2%	2,511,142	14.38	1.4%
Jo-Ann Stores	B/B2	6	214,237	1.4%	2,510,184	11.72	1.5%
Staples	BBB/Baa2	10	201,954	1.3%	2,492,460	12.34	1.5%
OfficeMax	B-/B1	10	224,165	1.5%	2,429,388	10.84	1.5%
Burlington Coat Factory	NR/NR	5	360,867	2.4%	2,390,179	6.62	1.5%
Whole Foods (5)	BBB-/NR	4	128,063	0.8%	2,285,908	17.85	1.4%
Kohl's	BBB+/Baa1	6	363,081	2.4%	2,223,027	6.12	1.4%
SUPERVALU (6)	B/B3	6	255,841	1.7%	2,200,959	8.60	1.4%
Ascena Retail (7)	BB-/Ba2	22	137,382	0.9%	2,033,472	14.80	1.3%
Gander Mountain	NR/NR	2	159,791	1.1%	1,981,282	12.40	1.2%
Ross Stores	BBB+/NR	8	217,307	1.4%	1,954,166	8.99	1.2%
Lowe's Home Centers	A-/A3	2	270,394	1.8%	1,822,956	6.74	1.1%
DSW Designer Shoe Warehouse	NR/NR	6	118,642	0.8%	1,792,878	15.11	1.1%
Meijer	NR/NR	2	397,428	2.7%	1,731,560	4.36	1.1%
Hobby Lobby	NR/NR	5	276,173	1.8%	1,640,038	5.94	1.0%
Office Depot	B-/B2	5	131,792	0.9%	1,590,652	12.07	1.0%
Kmart/Sears	CCC+/B3	4	388,105	2.6%	1,586,159	4.09	1.0%

Sub-Total top 25 tenants		209	6,783,387	45.1%	$63,183,837	$9.31	38.8%

Remaining tenants		1,344	7,191,402	48.0%	99,457,980	13.83	61.2%
Sub-Total all tenants		1,553	13,974,789	93.2%	$162,641,817	$11.64	100.0%

Vacant		284	1,017,740	6.8%	N/A	N/A	N/A
Total including vacant		1,837	14,992,529	100.0%	$162,641,817	N/A	100.0%

(1) Excludes one office tenant at Aquia office property: TASC (formerly Northrup Grumann), base rent of $1.6 million.
(2) Source: Latest Company filings per CreditRiskMonitor.
(3) Marshalls (15), T J Maxx (10).
(4) Bed Bath & Beyond (7), Buy Buy Baby (2), Cost Plus (2).
(5) Includes delivery of new 35K square foot Whole Foods at The Shops on Lane Avenue, which shall replace current 9,500 square footage temporary space.
(6) Jewel-Osco (3), Save-A-Lot (1), Shoppers Food (1), Sunflower Market (1).
(7) Fashion Bug (5), Catherine's (4), Maurices (4), Justice (4), Dress Barn (3), Lane Bryant (2).

Ramco Gershenson Properties Trust
Leasing Activity - Consolidated and Unconsolidated Portfolios
December 31, 2012

	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF (3)

Total Comparable Leases (1)
4th Quarter 2012	53	253,626	$12.51	$11.83	5.7%	4.5	$2.27
3nd Quarter 2012	37	145,039	$16.81	$15.94	5.4%	5.6	$2.38
2nd Quarter 2012	54	307,205	$13.24	$12.64	4.7%	4.2	$0.32
1st Quarter 2012	78	483,299	$10.83	$10.47	3.4%	5.1	$1.20
Total	222	1,189,169	$12.54	$11.99	4.6%	4.8	$1.34

Renewals
4th Quarter 2012	43	218,821	$11.94	$11.44	4.4%	4.2	$0.44
3nd Quarter 2012	31	131,110	$16.30	$15.61	4.4%	5.3	$0.06
2nd Quarter 2012	49	297,579	$12.44	$12.16	2.3%	4.0	$0.04
1st Quarter 2012	69	457,219	$10.41	$10.13	2.8%	4.9	$0.26
Total	192	1,104,729	$11.96	$11.59	3.2%	4.6	$0.21

New Leases - Comparable
4th Quarter 2012	10	34,805	$16.08	$14.29	12.5%	6.4	$13.74
3nd Quarter 2012	6	13,929	$21.63	$19.03	13.6%	8.5	$24.17
2nd Quarter 2012	5	9,626	$37.89	$27.32	38.7%	10.9	$9.00
1st Quarter 2012	9	26,080	$18.26	$16.38	11.5%	9.9	$17.74
Total	30	84,440	$20.16	$17.20	17.2%	8.3	$16.16

Total Comparable and Non-Comparable
4th Quarter 2012	81	431,295	$13.73	N/A	N/A	6.8	$15.33
3nd Quarter 2012	67	311,711	$15.20	N/A	N/A	6.9	$18.86
2nd Quarter 2012	80	505,163	$12.22	N/A	N/A	5.6	$9.30
1st Quarter 2012	102	549,340	$11.76	N/A	N/A	5.3	$5.49
Total	330	1,797,509	$12.96	N/A	N/A	6.0	$11.24

(1) Comparable leases represent those leases signed on spaces for which there was a former tenant within the last twelve months.
(2) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
(3) Tenant improvement costs include lease-specific costs (improvements and allowances) as well as certain landlord costs necessary to bring the space to leasable condition.

Ramco-Gershenson Properties Trust
Portfolio Summary Report
December 31, 2012

				Company Owned GLA
Property Name	Location	Ownership %	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf

Core Portfolio

Colorado [2]
Harvest Junction North	Longmont	100%	14	159,385	100,385	59,000	96.6%	96.6%	$15.58	Best Buy, Dick's Sporting Goods, Staples
Harvest Junction South	Longmont	100%	23	176,960	111,423	65,537	96.6%	96.6%	14.57	Bed Bath & Beyond, Marshalls, Michaels, Ross Dress for Less, (Lowe's)
Total / Average			37	336,345	211,808	124,537	96.6%	96.6%	$15.05

Florida [20]
Cocoa Commons	Cocoa	30%	23	90,116	51,420	38,696	79.9%	79.9%	$11.84	Publix
Coral Creek Shops	Coconut Creek	100%	33	109,312	42,112	67,200	97.0%	97.0%	16.82	Publix
Cypress Point	Clearwater	30%	23	167,280	103,085	64,195	93.3%	93.3%	11.60	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee	7%	17	115,586	67,000	48,586	92.7%	92.7%	11.64	Jo-Ann, Marshalls, (Super Target)
Marketplace of Delray	Delray Beach	30%	49	238,901	107,190	131,711	90.1%	88.9%	12.23	Office Depot, Ross Dress for Less, Winn-Dixie
Martin Square	Stuart	30%	15	331,105	291,432	39,673	91.5%	91.5%	6.35	Home Depot, Sears (2), Staples
Mission Bay Plaza	Boca Raton	30%	57	263,721	148,245	115,476	95.1%	92.8%	21.63	The Fresh Market, Golfsmith, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Naples Towne Centre	Naples	100%	11	134,707	102,027	32,680	88.8%	88.8%	5.85	Beall's, Save-A-Lot, (Goodwill)
River City Marketplace	Jacksonville	100%	70	551,428	323,907	227,521	98.8%	98.8%	16.44	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PetSmart, Ross Dress for Less, Wallace Theaters, (Lowe's), (Wal-Mart Supercenter)
River Crossing Centre	New Port Richey	100%	16	62,038	37,888	24,150	97.7%	97.7%	12.28	Publix
Rivertowne Square	Deerfield Beach	100%	14	146,843	107,583	39,260	90.4%	90.4%	8.00	Beall's Outlet, Winn-Dixie
Shoppes of Lakeland	Lakeland	100%	23	183,842	115,541	68,301	97.3%	97.3%	12.14	Ashley Furniture, Michaels, Staples, T.J. Maxx (3), (Target)
The Crossroads	Royal Palm Beach	100%	33	120,092	42,112	77,980	92.5%	92.5%	14.13	Publix
The Plaza at Delray	Delray Beach	20%	48	326,824	189,295	137,529	97.9%	94.1%	16.12	Marshalls, Michaels, Publix, Regal Cinemas, Ross Dress for Less, Staples
Treasure Coast Commons	Jensen Beach	30%	3	92,979	92,979	-	100.0%	100.0%	12.26	Barnes & Noble, OfficeMax, Sports Authority
Village Lakes Shopping Center	Land O' Lakes	100%	27	186,313	93,456	92,857	63.6%	60.7%	8.87	Beall's Outlet, Ross Dress for Less (3)
Village of Oriole Plaza	Delray Beach	30%	40	155,770	42,112	113,658	96.2%	96.2%	13.13	Publix
Village Plaza	Lakeland	30%	25	146,755	64,504	82,251	70.0%	70.0%	12.98	Big Lots
Vista Plaza	Jensen Beach	30%	11	109,761	78,658	31,103	99.0%	99.0%	13.33	Bed Bath & Beyond, Michaels, Total Wine & More
West Broward Shopping Center	Plantation	30%	18	152,973	81,638	71,335	97.6%	97.6%	10.71	Badcock, DD's Discounts, Save-A-Lot, US Postal Service
Total / Average			556	3,686,346	2,182,184	1,504,162	92.2%	91.5%	$13.09

Georgia [7]
Centre at Woodstock	Woodstock	100%	14	86,748	51,420	35,328	84.5%	84.5%	$11.40	Publix
Conyers Crossing	Conyers	100%	14	170,475	138,915	31,560	100.0%	100.0%	5.21	Burlington Coat Factory, Hobby Lobby
Holcomb Center	Roswell	100%	22	106,003	39,668	66,335	84.4%	79.2%	11.76	Studio Movie Grill
Horizon Village	Suwanee	100%	22	97,001	47,955	49,046	72.0%	70.1%	11.28	Movie Tavern
Mays Crossing	Stockbridge	100%	21	137,284	100,244	37,040	95.6%	95.6%	7.07	Big Lots, Dollar Tree, Value Village-Sublease of ARCA Inc.
Paulding Pavilion	Hiram	20%	11	84,846	60,509	24,337	97.6%	89.9%	14.63	Sports Authority, Staples
Peachtree Hill	Duluth, GA	20%	28	154,718	110,625	44,093	89.2%	89.2%	12.93	Kroger, LA Fitness
Total / Average			132	837,075	549,336	287,739	90.2%	88.6%	$9.86

Illinois [3]
Liberty Square	Wauconda	100%	26	107,369	54,522	52,847	79.4%	79.4%	$13.82	Jewel-Osco
Market Plaza	Glen Ellyn	20%	35	163,054	66,079	96,975	85.9%	85.9%	15.01	Jewel Osco, Staples
Rolling Meadows Shopping Center	Rolling Meadows	20%	20	134,088	83,230	50,858	85.0%	85.0%	11.11	Jewel Osco, Northwest Community Hospital
Total/Average			81	404,511	203,831	200,680	83.9%	83.9%	$13.40

Indiana [2]
Merchants' Square	Carmel	100%	43	279,161	69,504	209,657	89.9%	89.9%	$10.35	Cost Plus, Hobby Lobby (2), (Marsh Supermarket)
Nora Plaza	Indianapolis	7%	25	139,905	57,713	82,192	93.1%	93.1%	13.37	Marshalls, Whole Foods, (Target)
Total/Average			68	419,066	127,217	291,849	91.0%	91.0%	$11.39

Maryland [1]
Crofton Centre	Crofton	20%	20	252,230	170,804	81,426	98.4%	98.4%	$8.17	Gold's Gym, Kmart, Shoppers Food Warehouse
Total/Average			20	252,230	170,804	81,426	98.4%	98.4%	$8.17

Ramco-Gershenson Properties Trust
Portfolio Summary Report
December 31, 2012

Company Owned GLA
Property Name	Location	Ownership %	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf

Michigan [26]
Beacon Square	Grand Haven	100%	15	51,387	-	51,387	95.3%	95.3%	$17.14	(Home Depot)
Clinton Pointe	Clinton Township	100%	14	135,330	65,735	69,595	96.8%	96.8%	9.71	OfficeMax, Sports Authority, (Target)
Clinton Valley	Sterling Heights	100%	18	201,115	106,027	95,088	97.8%	97.8%	11.38	DSW Shoe Warehouse, Hobby Lobby, Office Depot
Edgewood Towne Center	Lansing	100%	17	85,757	23,524	62,233	93.1%	93.1%	9.72	OfficeMax, (Sam's Club), (Target)
Fairlane Meadows	Dearborn	100%	31	157,246	56,586	100,660	98.3%	98.3%	13.95	Best Buy, Citi Trends, (Burlington Coat Factory), (Target)
Fraser Shopping Center	Fraser	100%	8	68,326	32,384	35,942	100.0%	100.0%	6.98	Oakridge Market
Gaines Marketplace	Gaines Township	100%	15	392,169	351,981	40,188	100.0%	100.0%	4.69	Meijer, Staples, Target
Hoover Eleven	Warren	100%	48	280,788	147,667	133,121	90.8%	90.8%	11.69	Dunham's, Kroger, Marshalls, OfficeMax
Hunter's Square	Farmington Hills	30%	37	354,323	197,149	157,174	98.3%	98.3%	16.16	Bed Bath & Beyond, Buy Buy Baby, Loehmann's, Marshalls, T.J. Maxx
Jackson Crossing	Jackson	100%	61	398,526	222,192	176,334	95.7%	95.4%	9.82	Bed Bath & Beyond, Best Buy, Jackson 10 Theater, Kohl's, T.J. Maxx, Toys "R" Us, (Sears), (Target)
Jackson West	Jackson	100%	6	210,374	175,001	35,373	97.5%	97.5%	7.41	Lowe's, Michaels, OfficeMax
Lake Orion Plaza	Lake Orion	100%	9	141,073	126,195	14,878	100.0%	100.0%	4.07	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores	100%	20	342,854	244,089	98,765	98.0%	98.0%	8.35	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T.J. Maxx, Toys "R" Us, (Target)
Livonia Plaza	Livonia	100%	20	136,616	93,574	43,042	93.0%	93.0%	10.21	Kroger, T.J. Maxx
Millennium Park	Livonia	30%	16	272,568	206,850	65,718	99.2%	97.4%	14.13	Home Depot, Marshalls, Michaels, PetSmart, (Costco), (Meijer)
New Towne Plaza	Canton Township	100%	15	192,587	126,425	66,162	100.0%	100.0%	10.49	Jo-Ann, Kohl's
Oak Brook Square	Flint	100%	20	152,073	79,744	72,329	96.5%	96.5%	9.01	Hobby Lobby, T.J. Maxx
Roseville Towne Center	Roseville	100%	9	246,968	206,747	40,221	100.0%	91.5%	6.80	Marshalls, Wal-Mart
Southfield Plaza	Southfield	100%	25	185,409	128,339	57,070	97.7%	97.7%	8.30	Big Lots, Burlington Coat Factory, Marshalls
Tel-Twelve	Southfield	100%	21	523,411	479,869	43,542	99.5%	99.5%	10.69	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PetSmart
The Auburn Mile	Auburn Hills	100%	7	90,553	64,315	26,238	100.0%	100.0%	11.02	Jo-Ann, Staples, (Best Buy), (Costco), (Meijer), (Target)
The Shops at Old Orchard	West Bloomfield	30%	20	96,994	36,044	60,950	92.9%	92.9%	18.05	Plum Market
Troy Marketplace	Troy	30%	13	217,754	173,526	44,228	100.0%	92.9%	16.69	Airtime Trampoline, Golfsmith, LA Fitness, Nordstrom Rack, PetSmart, (REI)
West Oaks I	Novi	100%	8	243,987	213,717	30,270	100.0%	100.0%	9.74	Best Buy, DSW Shoe Warehouse, Gander Mountain, Old Navy, Home Goods & Michaels-Sublease of JLPK-Novi LLC
West Oaks II	Novi	100%	30	167,954	74,675	93,279	96.2%	96.2%	16.93	Jo-Ann, Marshalls, (Bed Bath & Beyond), (Big Lots), (Kohl's), (Toys "R" Us), (Value City Furniture)
Winchester Center	Rochester Hills	30%	16	314,575	224,522	90,053	90.3%	90.3%	11.36	Bed Bath & Beyond, Dick's Sporting Goods, Marshalls, Michaels, PetSmart, (Kmart)
Total / Average			519	5,660,717	3,856,877	1,803,840	97.4%	96.6%	$10.64

Missouri [3]
Central Plaza	Ballwin	100%	16	166,431	103,592	62,839	100.0%	100.0%	$10.71	Buy Buy Baby, Jo-Ann, OfficeMax, Ross Dress for Less
Heritage Place	Creve Coeur (St Louis)	100%	38	269,185	157,946	111,239	90.5%	90.5%	13.29	Dierbergs Markets, Marshalls, Office Depot, T.J. Maxx
Town & Country Crossing	Town & Country	100%	36	141,996	55,012	86,984	83.7%	81.7%	24.05	Whole Foods, (Target)
Total / Average			90	577,612	316,550	261,062	91.6%	91.0%	$14.85

New Jersey [1]
Chester Springs Shopping Center	Chester	20%	41	223,201	108,769	114,432	96.6%	94.9%	$13.89	Marshalls, Shop-Rite Supermarket, Staples
Total / Average			41	223,201	108,769	114,432	96.6%	94.9%	$13.89

Ohio [5]
Crossroads Centre	Rossford	100%	20	344,045	244,991	99,054	93.7%	93.7%	$8.57	Giant Eagle, Home Depot, Michaels, T.J. Maxx, (Target)
Olentangy Plaza	Columbus	20%	41	253,474	139,130	114,344	95.0%	95.0%	10.53	Eurolife Furniture, Marshalls, Micro Center, Columbus Asia Market-Sublease of SuperValu, Tuesday Morning
Rossford Pointe	Rossford	100%	6	47,477	41,077	6,400	100.0%	100.0%	10.33	MC Sporting Goods, PetSmart
Spring Meadows Place	Holland	100%	29	261,452	160,335	101,117	95.6%	95.6%	10.52	Ashley Furniture, Big Lots, Guitar Center, OfficeMax, PetSmart, T.J. Maxx, (Best Buy), (Dick's Sporting Goods), (Kroger), (Sam's Club), (Target)
Troy Towne Center	Troy	100%	18	144,485	86,584	57,901	97.3%	97.3%	6.45	Kohl's, (Wal-Mart Supercenter)
Total / Average			114	1,050,933	672,117	378,816	95.3%	95.3%	$9.31

Tennessee [1]
Northwest Crossing	Knoxville	100%	12	124,453	89,846	34,607	100.0%	100.0%	$9.74	HH Gregg, OfficeMax, Ross Dress for Less, (Wal-Mart Supercenter)
Total / Average			12	124,453	89,846	34,607	100.0%	100.0%	$9.74

Ramco-Gershenson Properties Trust
Portfolio Summary Report
December 31, 2012

Company Owned GLA
Property Name	Location	Ownership %	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf

Virginia [2]
The Town Center at Aquia	Stafford	100%	3	40,518	24,000	16,518	100.0%	100.0%	$10.64	Regal Cinemas
The Town Center at Aquia Office(4)	Stafford	100%	13	98,147	62,184	35,963	91.8%	91.8%	26.64	TASC
Total / Average			16	138,665	86,184	52,481	94.2%	94.2%	$21.68

Wisconsin [4]
East Town Plaza	Madison	100%	19	208,472	117,000	91,472	86.5%	86.5%	$9.40	Burlington Coat Factory, Jo-Ann, Marshalls, (Menards), (Shopko), (Toys "R" Us)
Nagawaukee Center	Delafield	100%	13	113,617	80,684	32,933	100.0%	100.0%	10.07	Kohl's, (Sentry Foods)
The Shoppes at Fox River	Waukesha	100%	24	182,392	85,045	97,347	100.0%	100.0%	15.70	Pick N' Save, T.J. Maxx, (Target)
West Allis Towne Centre	West Allis	100%	26	326,271	205,475	120,796	96.8%	96.8%	7.84	Burlington Coat Factory, Kmart, Office Depot, Xperience Fitness
Total / Average			82	830,752	488,204	342,548	95.3%	95.3%	$10.33

CORE PORTFOLIO TOTAL / AVERAGE			1,768	14,541,906	9,063,727	5,478,179	94.6%	94.0%	$11.54

Future Redevelopments / Available for Sale (5):
Promenade at Pleasant Hill	Duluth, GA	100%	33	280,225	199,555	80,670	51.5%	51.0%	$9.83	Farmers Home Furniture, Publix
Total / Average			33	280,225	199,555	80,670	51.5%	51.0%	$9.83

Portfolio Under Redevelopment:
The Shops on Lane Avenue	Upper Arlington, OH	20%	36	170,398	61,012	109,386	98.2%	98.2%	$20.83	Bed Bath & Beyond, Whole Foods (3)
Total / Average			36	170,398	61,012	109,386	98.2%	98.2%	$20.83

PORTFOLIO TOTAL / AVERAGE (CORE AND UNDER REDEV)			1,837	14,992,529	9,324,294	5,668,235	93.8%	93.2%	$11.64

Footnotes

(1) Anchor tenants are any tenant over 19,000 square feet. Tenants in parenthesis represent non-company owned GLA.
(2) Tenant closed - lease obligated.
(3) Space delivered to tenant.
(4) Represents the Office Building at The Town Center at Aquia.
(5) Represents 0.9% of combined portfolio annual base rent.

Ramco-Gershenson Properties Trust
Redevelopment and Development Projects
December 31, 2012
(in thousands)

Redevelopment Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Pro Rata Stabilized NOI	Total Projected Cost (3)	Pro Rata Projected Cost	Pro Rata Cost to Date	Pro Rata Cost to Complete

The Shops on Lane Avenue	20%	Construct new 35K sf Whole Foods	1Q 2013	8.2%	$533	$107	$6,530	$1,306	$1,052	$254

Development Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Percent Leased	Total Projected Cost (4)	Cost to Date	Cost to Complete

Parkway Shops Phase I - Jacksonville, FL	100%	Ground-up development of 89,123 sf retail center anchored by Dick's Sporting Goods & Marshalls	2Q 2013	7.8%	$1,540	98.2%	$19,600	$14,026	$5,574

Land Available for Future Development and Sale			Carrying Value as of 12/31/12
Land held for future development (5)			$61,312
Land available for sale (6)			20,234
Total			$81,546

(1) Percentage based on actual numbers before rounding.
(2) Represents incremental change in net operating income.
(3) Represents incremental costs.
(4) Represents costs to date and incremental costs to complete.
(5) Primarily in Hartland, MI, Lakeland and Jacksonville, FL.
(6) Primarily in Stafford County, VA and Hartland, MI.

Ramco-Gershenson Properties Trust
Acquisitions / Dispositions
December 31, 2012
(in thousands)

ACQUISITIONS
					Gross
Property Name	Location	GLA / Acreage	Date Acquired	Ownership %	Purchase Price		Debt

Consolidated

Spring Meadows Place II	Holland, OH	49,644	12/19/12	100%	$2,367		$-
The Shoppes at Fox River II	Waukesha, WI	47,058	12/13/12	100%	10,394	*	-
Southfield Expansion	Southfield, MI	19,410	09/18/12	100%	868		-
Shoppes of Lakeland	Lakeland, FL	183,842	09/06/12	100%	28,000		-
Central Plaza	St. Louis County, MO	166,431	06/07/12	100%	21,600		-
Harvest Junction North	Longmont (Boulder), CO	159,385	06/01/12	100%	38,181	*	-
Harvest Junction South	Longmont (Boulder), CO	176,960	06/01/12	100%	33,550		-
Nagawaukee Shopping Center	Delafield (Milwaukee), WI	113,617	06/01/12	100%	15,000		-
	Total consolidated income producing acquisitions				$149,960		$-

*Includes land adjacent to the shopping center available for future development.

DISPOSITIONS
					Gross
Property Name	Location	GLA / Acreage	Date Sold	Ownership %	Sales Price (at 100%)		Debt Repaid	Gain (loss) on Sale (at 100%)

Consolidated

Southbay Shopping Center and Pelican Plaza	Osprey, FL and Sarasota, FL	189,763	05/15/12	100%	$5,600		$-	$72
Eastridge Commons	Flint, MI	169,676	02/27/12	100%	1,750		-	137
OfficeMax Center	Toledo, OH	22,930	03/27/12	100%	1,725		-	127
	Total consolidated income producing dispositions				$9,075		$-	$336

Mr. Clean Outparcel	Roswell, GA	2.26	02/14/12	100%	2,030		-	69
	Total consolidated land / outparcel dispositions				$2,030		$-	$69

	Total consolidated dispositions				$11,105		$-	$405
Unconsolidated Joint Ventures

CVS Outparcel	Cartersville, GA	1.21	10/22/12	20%	$2,616		$-	$77
Wendy's Outparcel	Plantation, FL	1.00	09/28/12	30%	1,063		-	627
Southfield Expansion	Southfield, MI	19,410	09/18/12	50%	396		-	(138)
Shoppes of Lakeland	Lakeland, FL	183,842	09/06/12	7%	28,000		-	166
Autozone Outparcel	Cartersville, GA	0.85	09/10/12	20%	939		-	89
Collins Pointe Shopping Center (1)	Cartersville, GA	81,042	06/01/12	20%	4,650		-	(89)
	Total unconsolidated joint venture's income producing dispositions				$37,664		$-	$732 (2)

(1) Sale excludes two outparcels both of which were sold in the second half of 2012.
(2) Our proportionate share of the gain is included in earnings (loss) from unconsolidated joint ventures.

Ramco-Gershenson Properties Trust
Joint Venture Combined Balance Sheets
December 31, 2012
(in thousands)

	Ramco/Lion	Ramco 450		Total
	Venture LP	Venture LLC	Other	JV's
	Consolidated	Consolidated	JV's (1)	at 100%

ASSETS
Income producing properties, at cost:
Land	$73,686	$43,806	$8,517	$126,009
Buildings and improvements	475,300	268,207	51,554	795,061
Less accumulated depreciation and amortization	(84,390)	(37,277)	(8,325)	(129,992)
Income producing properties, net	464,596	274,736	51,746	791,078

Construction in progress	407	5,094	5	5,506
Net real estate	$465,003	$279,830	$51,751	$796,584

Cash and cash equivalents	8,057	7,156	1,111	16,324
Restricted cash	3,577	5,894	20	9,491
Accounts receivable, net	3,057	1,746	153	4,956
Other assets, net	15,891	8,481	1,488	25,860
TOTAL ASSETS	$495,585	$303,107	$54,523	$853,215

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable	$182,010	$170,417	$7,875	$360,302
Accounts payable and accrued expenses	7,267	5,955	644	13,866
Total Liabilities	189,277	176,372	8,519	374,168

ACCUMULATED EQUITY	306,308	126,735	46,004	479,047

TOTAL LIABILITIES AND ACCUMULATED EQUITY	$495,585	$303,107	$54,523	$853,215

Total number of properties in each portfolio	15	8	3	26

				Total
				Investment in
EQUITY INVESTMENTS IN UNCONSOLIDATED ENTITIES				Uncons. JVs
Equity investments in unconsolidated entities	$78,140	$15,054	$2,793	$95,987
Total equity investments in unconsolidated entities	$78,140	$15,054	$2,793	$95,987

(1) Other JV's include joint ventures where we own 7%-20% of the sole property in the joint venture.

Joint Venture Contribution to Funds from Operations
For the Three Months Ended December 31, 2012
(in thousands)

	Ramco/Lion	Ramco 450		Total	Ramco
	Venture LP	Venture LLC	Other	JV's	Pro-Rata
	Consolidated (1)	Consolidated	JV's (2)	at 100%	Share

Total revenue	$11,701	$7,368	$1,221	$20,290	$5,101

Operating expenses	3,389	2,710	477	6,576	1,623

Net operating income	$8,312	$4,658	$744	$13,714	$3,478

Depreciation and amortization	3,703	2,242	452	6,397	1,600
General & administrative expense	48	50	15	113	26
Interest expense	2,381	2,562	75	5,018	1,242
Amortization of deferred financing fees	58	57	-	115	29
Provision for impairment (3)	-	-	6,910	6,910	-
Total other expense	6,190	4,911	7,452	18,553	2,897
Gain on early extinguishment of debt (4)	736	-	-	736	221
Gain on sale of land	(3)	-	80	77	15

Net income (loss)	$2,855	$(253)	$(6,628)	$(4,026)	$817

Ramco ownership interest	30%	20%	7% - 20%	N/A	N/A
Ramco's share of net income (loss)	$858	$(51)	$10	N/A	$817
Addback: Management fee exp allocable to Ramco (5)	198	138	11	N/A	347
Earnings from unconsolidated joint ventures	$1,056	$87	$21	N/A	$1,164

Addback: Pro rata share of depreciation expense	1,111	448	41	N/A	1,600
Addback: Pro rata share of impairment provision (3)	-	-	-	N/A	-
Subtract: Pro rata share of gain on early extinguishment of debt	(221)	-	-	N/A	(221)
Funds from operations contributed by joint ventures	$1,946	$535	$62	N/A	$2,543

(1)	Ramco/Lion Venture LP Consolidated results include discontinued operations for the period presented.
(2)	Other JV's include joint ventures where we own 7%-20% of the sole property in the joint venture.
(3)
In the fourth quarter 2012 Ramco 191 joint venture recorded an impairment of $6.9 million. Ramco's pro-rata share excludes $1.4 million expense related to the impairment provision. Ramco recorded a $92,000 impairment, the extent of its equity in the entity and suspended equity method accounting. Our investment in the joint venture was zero at  December 31, 2012.

(4)
In the fourth quarter 2012 RLV Gratiot Crossing conveyed title in lieu of repayment of its non-recourse mortgage note of $13.4 million which resulted in a gain on extinguishment of debt. The partnership had previously reported an impairment provision of $5.5 million.

(5)	Ramco's share of management fee expense is eliminated in consolidation.

Joint Venture Contribution to Funds from Operations
For the Twelve Months Ended December 31, 2012
(in thousands)

	Ramco/Lion	Ramco 450		Total	Ramco
	Venture LP	Venture LLC	Other	JV's	Pro-Rata
	Consolidated (1)	Consolidated	JV's (2)	at 100%	Share

Total revenue	$48,523	$27,084	$7,480	$83,087	$20,815

Operating expenses	14,312	9,966	1,817	26,095	6,437

Net operating income	$34,211	$17,118	$5,663	$56,992	$14,378

Depreciation and amortization	15,210	8,721	2,576	26,507	6,584
General & administrative expense	227	181	46	454	108
Interest expense	12,030	10,177	(47)	22,160	5,583
Amortization of deferred financing fees	258	267	8	533	133
Provision for impairment (3)	-	-	7,622	7,622	50
Total other expense	27,725	19,346	10,205	57,276	12,458
Gain on early extinguishment of debt	736	-	275	1,011	337
Loss on sale of depreciable real estate	-	-	(61)	(61)	(75)
Gain on sale of land	624	-	169	793	221

Net income (loss)	$7,846	$(2,228)	$(4,159)	$1,459	$2,403

Ramco's share of net income (loss)	$2,354	$(446)	$495	N/A	$2,403
Addback: Management fee exp allocable to Ramco (4)	786	401	56	N/A	1,243
Earnings (loss) from unconsolidated joint ventures (5)	$3,140	$(45)	$551	N/A	$3,646

Addback: Pro rata share of depreciation expense	4,563	1,744	277	N/A	6,584
Addback: Pro rata share of impairment provision (3)	-	-	50	N/A	50
Addback: Pro rata share of depreciable real estate sold	-	-	75	N/A	75
Subtract: Pro rata share of gain on early extinguishment of debt	(221)	-	(116)	N/A	(337)
Funds from operations contributed by joint ventures	$7,482	$1,699	$837	N/A	$10,018

(1)	Ramco/Lion Venture LP Consolidated results include discontinued operations for the period presented.
(2)	Other JV's include joint ventures where we own 7%-20% of the sole property in the joint venture.
(3)
Includes $6.9 million for Ramco 191 and $0.7 million for Ramco HHF KL. Ramco's pro-rata share excludes $1.4 million expense related to the impairment provision. Ramco recorded a $92,000 impairment, the extent of its equity in the entity and suspended equity method accounting. Our investment in the joint venture was zero at December 31, 2012.

(4)	Ramco's share of management fee expense is eliminated in consolidation.
(5)
Ramco's pro-rata share excludes $398k in costs associated with the liquidation of two joint ventures concurrent with the extinguishment of their debt. The costs are reflected in earnings (loss) from unconsolidated joint ventures on Ramco's statement of operations.

Ramco-Gershenson Properties Trust
Joint Venture Summary of Expiring GLA
December 31, 2012

		Anchor Tenants (1)					Non-Anchor Tenants					All Leases

Expiration Year		Number of Leases	GLA	% of GLA	% of ABR (2)	ABR psf	Number of Leases	GLA	% of GLA	% of ABR (2)	ABR psf	Number of Leases	GLA	% of GLA	% of ABR (2)	ABR psf

(3)		-	-	0.0%	0.0%	-	19	57,845	2.9%	2.8%	$15.55	19	57,845	1.2%	1.4%	$15.55
2013		4	177,488	5.9%	3.8%	6.41	69	181,936	9.0%	11.2%	20.10	73	359,424	7.2%	7.6%	13.34
2014		6	215,135	7.1%	6.0%	8.48	92	294,222	14.6%	14.8%	16.41	98	509,357	10.1%	10.6%	13.06
2015		14	539,946	17.9%	16.3%	9.11	85	245,987	12.2%	14.0%	18.47	99	785,933	15.6%	15.1%	12.04
2016		10	345,596	11.5%	12.2%	10.70	67	226,103	11.2%	13.8%	19.93	77	571,699	11.4%	13.1%	14.35
2017		7	192,283	6.4%	9.4%	14.78	63	227,547	11.3%	13.2%	18.90	70	419,830	8.4%	11.4%	17.01
2018		6	236,207	7.8%	8.1%	10.42	33	133,003	6.6%	7.4%	18.08	39	369,210	7.3%	7.8%	13.18
2019		6	229,705	7.6%	8.5%	11.21	14	54,196	2.7%	3.3%	19.62	20	283,901	5.7%	5.8%	12.81
2020		3	191,092	6.3%	2.6%	4.16	14	43,565	2.2%	3.2%	23.65	17	234,657	4.7%	2.9%	7.78
2021		10	308,079	10.3%	10.8%	10.56	12	54,157	2.7%	3.2%	19.30	22	362,236	7.2%	6.8%	11.87
2022		3	81,626	2.7%	2.4%	8.71	20	109,362	5.4%	6.2%	18.49	23	190,988	3.8%	4.4%	14.31
2023	+	8	414,137	13.8%	19.9%	14.48	14	104,443	5.3%	6.9%	21.72	22	518,580	10.3%	13.1%	15.93
Sub-Total		77	2,931,294	97.3%	100.0%	$10.31	502	1,732,366	86.1%	100.0%	$18.80	579	4,663,660	92.9%	100.0%	$13.46

Leased [4]		-	-	0.0%	N/A	N/A	10	51,697	2.6%	N/A	N/A	10	51,697	1.0%	N/A	N/A

Vacant		3	82,226	2.7%	N/A	N/A	96	226,316	11.3%	N/A	N/A	99	308,542	6.1%	N/A	N/A

Total		80	3,013,520	100.0%	100.0%	N/A	608	2,010,379	100.0%	100.0%	N/A	688	5,023,899	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Annualized base rent is based upon rents currently in place.
(3) Tenants currently under month to month lease or in the process of renewal.
(4) Lease has been executed, but space has not yet been delivered.

Ramco-Gershenson Properties Trust
Joint Venture Leasing Activity
December 31, 2012

	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF (3)
Total Comparable Leases (1)
4th Quarter 2012	15	67,541	$13.95	$13.26	5.2%	3.5	$1.05
3rd Quarter 2012	16	71,716	$16.40	$15.52	5.7%	5.8	$0.47
2nd Quarter 2012	24	117,298	$14.91	$14.75	1.1%	4.3	$0.25
1st Quarter 2012	25	98,285	$16.39	$16.25	0.9%	5.4	$2.79
Total	80	354,840	$15.44	$15.04	2.7%	4.8	$1.15

Renewals
4th Quarter 2012	12	57,544	$13.34	$12.86	3.7%	3.3	$0.36
3rd Quarter 2012	14	69,329	$16.05	$15.20	5.6%	5.9	$0.00
2nd Quarter 2012	22	113,083	$14.48	$14.07	2.9%	4.2	$0.10
1st Quarter 2012	22	91,935	$15.72	$15.74	-0.1%	5.2	$1.01
Total	70	331,891	$14.95	$14.56	2.7%	4.7	$0.38

New Leases - Comparable
4th Quarter 2012	3	9,997	$17.50	$15.55	12.5%	5.0	$5.04
3rd Quarter 2012	2	2,387	$26.69	$24.83	7.5%	4.1	$14.01
2nd Quarter 2012	2	4,215	$26.47	$33.06	-19.9%	8.2	$4.34
1st Quarter 2012	3	6,350	$26.04	$23.58	10.4%	8.4	$28.56
Total	10	22,949	$22.47	$21.95	2.3%	6.4	$12.35

Total Comparable and Non-Comparable
4th Quarter 2012	28	175,783	$15.21	N/A	N/A	8.4	$22.52
3rd Quarter 2012	26	112,563	$16.07	N/A	N/A	5.9	$8.25
2nd Quarter 2012	36	240,515	$11.71	N/A	N/A	5.9	$7.57
1st Quarter 2012	39	147,364	$16.89	N/A	N/A	6.0	$16.23
Total	129	676,225	$14.47	N/A	N/A	6.6	$13.46

(1) Comparable leases represent those leases signed on spaces for which there was a former tenant within the last twelve months.
(2) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
(3) Tenant improvement costs include lease-specific costs (improvements and allowances) as well as certain landlord costs necessary to bring the space to leasable condition.